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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 1, 2005
                                                           ------------

                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10702             34-1531521
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 (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)            File Number)       Identification No.)



 500 Post Road East, Suite 320, Westport, Connecticut                 06880
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       (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                            --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 2.02. Results of Operations and Financial Condition.

     (a) Attached as Exhibit 99.1 to this Form 8-K of Terex Corporation ("Terex" or the "Company") is a transcript of the Company's prepared statements from its June 1, 2005 conference call reviewing the Company's first quarter 2005 financial results and outlook. In addition, a replay of the teleconference is available through Wednesday, June 8, 2005 at 5:00 p.m., Eastern Time. The replay is accessible by calling (800) 642-1687 (U.S.) or (706) 645-9291 (international) and entering conference id #6718652.

     (b) Safe Harbor Statement. The materials included with this Form 8-K contain forward-looking information based on Terex's current expectations.
Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: Terex's business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the sensitivity of construction, infrastructure and mining activity and products produced for the military to interest rates and government spending; the ability to successfully integrate acquired businesses; the retention of key management personnel; Terex's businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; Terex's business is international in nature and is subject to changes in exchange rates between currencies, as well as international politics; Terex's continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; Terex's ability to timely manufacture and deliver products to customers; Terex's significant amount of debt and its need to comply with restrictive covenants contained in Terex's debt agreements; Terex's ability to file its periodic reports with the SEC on a timely basis; Terex's ability to ensure that all intercompany transactions will be properly recorded; compliance with applicable environmental laws and regulations; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. In addition, until the previously announced review by Terex of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such review, nor can there be assurance that additional adjustments to the financial statements will not be identified. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this document. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this document to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Prepared statements of Terex Corporation from its conference call held on June 1, 2005.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2005

                                          TEREX CORPORATION


                                          By:  /s/ Eric I Cohen
                                              Eric I Cohen
                                              Senior Vice President





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